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SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Under Rule 14a-12
SALEM COMMUNICATIONS CORPORATION
(Name of Registrant as Specified in Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/	No fee required
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
/ /	Fee paid previously with preliminary materials.
/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

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SALEM COMMUNICATIONS CORPORATION
4880 Santa Rosa Road, Suite 300
Camarillo, CA 93012
(805) 987-0400

April 27, 2001

Dear Stockholder:

    You are cordially invited to attend the 2001 Annual Meeting of Stockholders (the "Annual Meeting") of Salem Communications Corporation ("Salem" or the "company"), scheduled to be held on Wednesday, June 6, 2001 at the Ronald Reagan Presidential Library, 40 Presidential Drive, Simi Valley, California, at 10:00 a.m. local time. As described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, stockholders will be asked to vote on the election of directors for Salem. Directors and executive officers of Salem will be present at the Annual Meeting to respond to any questions that our stockholders may have regarding the business to be transacted.

    We urge you to vote your proxy as soon as possible. Your vote is very important, regardless of the number of shares you own. Whether or not you plan to attend the Annual Meeting in person, I urge you to sign, date and return the enclosed proxy card promptly in the accompanying postage prepaid envelope. You may, of course, attend the Annual Meeting and vote in person even if you have previously returned your proxy card.

    On behalf of the board of directors and all of the employees of Salem, I wish to thank you for your support.

                      Sincerely yours,

                      [Specimen signature]

                      STUART W. EPPERSON
                       Chairman of the Board

                      [Specimen signature]

                      EDWARD G. ATSINGER III
                       President and Chief Executive Officer

    If you have any questions concerning the Proxy Statement or accompanying proxy or if you need any help in voting your stock, please telephone Jonathan L. Block of Salem at (805) 987-0400 today.

PLEASE SIGN, DATE AND RETURN
THE ENCLOSED PROXY CARD TODAY.

[LOGO]

SALEM COMMUNICATIONS CORPORATION
4880 Santa Rosa Road, Suite 300
Camarillo, CA 93012
(805) 987-0400

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 6, 2001

    NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders (the "Annual Meeting") of Salem Communications Corporation ("Salem" or the "company") will be held on Wednesday, June 6, 2001 at the Ronald Reagan Presidential Library, 40 Presidential Drive, Simi Valley, California, at 10:00 a.m. local time, subject to adjournment or postponement by the board of directors, for the following purposes:

  1.
  To elect seven persons to the board of directors to serve until the next annual meeting of stockholders or until their respective successors are duly elected and qualified;

  2.
  To transact such other business as may properly come before the Annual Meeting or any or all adjournments or postponements thereof.

    Only holders of record of Class A common stock, par value $0.01 per share, and Class B common stock, par value $0.01 per share of Salem on Monday, April 16, 2001, will be entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

    Prior to the voting thereof, a proxy may be revoked by the person executing such proxy by (i) filing with the Corporate Secretary of Salem, prior to the commencement of the Annual Meeting, either a written notice of revocation or a duly executed proxy bearing a later date or (ii) by voting in person at the Annual Meeting.

    If you plan to attend the Annual Meeting, we would appreciate your response by indicating so at the appropriate place on the proxy card enclosed.

                      By order of the board of directors

                      [Signature specimen]

                      JONATHAN L. BLOCK
                       Corporate Secretary

Camarillo, California
April 27, 20001

YOUR VOTE IS IMPORTANT
TO VOTE YOUR SHARES, PLEASE SIGN AND DATE THE ENCLOSED PROXY
CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.

SALEM COMMUNICATIONS CORPORATION
4880 Santa Rosa Road, Suite 300
Camarillo, CA 93012
(805) 987-0400

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
June 6, 2001

INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation by the board of directors (the "board" or the "board of directors") of Salem Communications Corporation, a Delaware corporation ("Salem" or the "company"), of proxies for use at the 2001Annual Meeting of Stockholders of the Company (the "Annual Meeting") scheduled to be held at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

INFORMATION REGARDING VOTING AT THE ANNUAL MEETING

  General

    At the Annual Meeting, the stockholders of the company are being asked to consider and to vote upon the election of the seven directors nominated by the company's board of directors to serve until the annual meeting of stockholders to be held in the year 2002. For information regarding the proposal regarding the election of directors, see the section of this Proxy Statement entitled "ELECTION OF DIRECTORS." Shares represented by properly executed proxies received by the company will be voted at the Annual Meeting in the manner specified therein or, if no instructions are marked on the enclosed proxy card, FOR each of the director nominees identified on such card for such directors as the holder of such shares is entitled to vote. Although management does not know of any matter other than the election of directors to be acted upon at the Annual Meeting, unless contrary instructions are given, shares represented by valid proxies will be voted by the persons named on the accompanying proxy card in accordance with their respective best judgment with respect to any other matters that may properly come before the Annual Meeting.

    Execution of a proxy will not in any way affect a stockholder's right to attend the Annual Meeting and vote in person, and any person giving a proxy has the right to revoke it at any time before it is exercised by (i) filing with the Corporate Secretary of the company, prior to the commencement of the Annual Meeting, a duly executed instrument dated subsequent to such proxy revoking the same or a duly executed proxy bearing a later date or (ii) attending the Annual Meeting and voting in person.

    The mailing address of the principal executive offices of the company is 4880 Santa Rosa Road, Suite 300, Camarillo, California 93012, and its telephone number is (805) 987-0400. The approximate date on which this Proxy Statement and the enclosed proxy card are first being sent to stockholders is April 27, 2001.

The date of this Proxy Statement is April 27, 2001.

  Record Date and Voting

    Only stockholders of record on Monday, April 16, 2001 (the "Record Date"), will be entitled to notice of and to vote at the Annual Meeting. There were outstanding on the Record Date 17,902,392 shares of Class A common stock, par value $0.01 per share ("Class A common stock"), and 5,553,696 shares of Class B common stock, par value $0.01 per share ("Class B common stock"), of the company (the Class A common stock and the Class B common stock are collectively referred to as the "common stock"). Each share of outstanding Class A common stock is entitled to one vote on each matter to be voted on at the Annual Meeting and each share of outstanding Class B common stock is entitled to ten votes on each matter to be voted on at the Annual Meeting, except that, as provided in the company's Amended and Restated Certificate of Incorporation, the holders of Class A common stock shall be entitled to vote as a class, exclusive of the Class B stockholders, to elect two "Independent Directors." The two Independent Directors shall be elected by a plurality of the votes of the shares of Class A common stock present in person or represented by proxy and entitled to vote on the election of the Independent Directors; the remaining five directors will be elected by a plurality of the votes of the shares of Class A and Class B common stock present in person or represented by proxy and entitled to vote on the election of such directors. For information regarding the election of the Independent Directors, see the section of this Proxy Statement entitled "ELECTION OF DIRECTORS."

    The presence, in person or by proxy, of the holders of at least a majority of the voting power of the stock issued and outstanding and entitled to vote is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

    Abstentions and broker non-votes are counted for the purpose of determining the presence or absence of a quorum for the transaction of business. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders other than the election of directors, thus having the effect of a negative vote, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. Any stockholder proposals that properly come before the Annual Meeting require in general, the affirmative vote of a majority of the voting power of the shares of Class A and Class B common stock present, in person or represented by proxy, at the Annual Meeting and entitled to vote on the subject matter.

  Solicitation

    The cost of preparing, assembling and mailing the Notice of Annual Meeting of Stockholders, this Proxy Statement and the enclosed proxy card will be paid by the company. Following the mailing of this Proxy Statement, directors, officers and other employees of the company may solicit proxies by mail, telephone, facsimile or other electronic means or by personal interview. Such persons will receive no additional compensation for such services. Brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of Class A common stock of record will be requested to forward proxy soliciting material to the beneficial owners of such shares, and will be reimbursed by the company for their reasonable charges and expenses in connection therewith. In addition, the company has retained proxy solicitor Proxy Express, Inc. to assist in the distribution of proxies and proxy solicitation materials.

DIRECTORS AND EXECUTIVE OFFICERS

  Directors

    The following table sets forth certain information as of April 20, 2001, except where otherwise indicated, with respect to the directors of the company.

    Each of the directors of the company serves a one-year term and all directors are subject to re-election at each annual stockholders' meeting.

Name of Director	Age	First Became Director of Company	Position Held with the Company
Stuart W. Epperson	64	1986	Chairman of the Board
Edward G. Atsinger III	61	1986	President, Chief Executive Officer and Director
Eric H. Halvorson	51	1988	Director
Roland S. Hinz	61	1997	Director
Donald P. Hodel	64	1999	Director
Richard A. Riddle	55	1997	Director
Joseph S. Schuchert	71	1999	Director

    Set forth below is certain information concerning the principal occupation and business experience of each of the directors during the past five years.

    Mr. Epperson has been Chairman of Salem since its inception. Mr. Epperson has been engaged in the ownership and operation of radio stations since 1961. In addition, he is a member of the board of directors of the National Religious Broadcasters. Mr. Epperson is married to Nancy A. Epperson who is Mr. Atsinger's sister.

    Mr. Atsinger has been President, Chief Executive Officer and a director of Salem since its inception. He has been engaged in the ownership and operation of radio stations since 1969 and is a member of the board of directors of the National Religious Broadcasters.

    Mr. Halvorson has been a director of the company since 1988. Mr. Halvorson is currently a Visiting Lecturer at Pepperdine University. Mr. Halvorson was Chief Operating Officer of Salem from 1995 to 2000 and Executive Vice President of the company from 1991 to 2000. From 1991 to 2000, Mr. Halvorson also served as General Counsel to the company. Mr. Halvorson was the managing partner of the law firm of Godfrey & Kahn, S.C.-Green Bay from 1988 until 1991. From 1985 to 1988, he was Vice President and General Counsel of the company. From 1976 until 1985, he was an associate and then a partner of Godfrey & Kahn, S.C.-Milwaukee. Mr. Halvorson was a Certified Public Accountant with Arthur Andersen & Co. from 1971 to 1973.

    Mr. Hinz has been a Director of Salem since September 1997. Mr. Hinz has been the owner, President and Editor-in-Chief of Hi-Torque Publishing Company, a publisher of magazines covering the motorcycling and biking industries, since 1981. Mr. Hinz is also the managing member of Hi-Favor Broadcasting, LLC, the licensee of radio station KLTX(AM), Long Beach, California. He is active in a number of non-profit organizations and serves as Chairman of the Fund Development Committee of English Language Institute China. Mr. Hinz also serves on the board of directors of the Association of Community Education, Inc. a not-for-profit corporation operating radio station KLTX(AM), Long Beach, California. Mr. Hinz also serves on the boards of directors of Gordon Conwell Theological Seminary, Truth for Life, and Lake Avenue Congregational Church.

    Mr. Hodel has been a Director of Salem since May 1999. Mr. Hodel is a founder and has been the Managing Director of Summit Group International, Ltd., an energy and natural resources consulting firm, since 1989. He has served as Vice Chairman of Texon Corporation, an oil and natural gas marketing company, since 1994. Mr. Hodel served as President of the Christian Coalition from

June 1997 to January 1999 and as Executive Vice President of Focus on the Family from January 1996 to August 1996. Mr. Hodel currently serves on the boards of directors of Integrated Electrical Services, Inc., Eagle Publishing, Inc. and Focus on the Family. During the Reagan Administration, Mr. Hodel served as Secretary of Energy and Secretary of the Interior.

    Mr. Riddle has been a director of Salem since September 1997. Mr. Riddle is an independent businessman specializing in providing financial assistance and consulting to manufacturing companies. Since 1991 he has been the President of Richray Industries, a holding company for various manufacturing companies. He was President and majority stockholder of I. L. Walker Company from 1988 to 1997 when the company was sold. He also was Chief Operating Officer and majority stockholder of Richter Manufacturing from 1970 to 1987.

    Mr. Schuchert has been a Director of Salem since May 1999. He was a founder of the investment firm Kelso & Company, Inc. in 1970 and served as its Chairman and Chief Executive Officer through December 1997 and Chairman since January 1998. Mr. Schuchert currently serves on the boards of directors of American Standard Corporation, Earl M. Jorgensen Company, the United States Chamber of Commerce and St. Vincent College. He is Director Emeritus of Carnegie Mellon University.

  Committees of the Board of Directors

    The company's board of directors has a standing Audit Committee, Compensation Committee and Stock Option Committee.

    The Audit Committee met once each quarter from May 24, 2000. Prior to that time, all decisions that would otherwise have been made by the Audit Committee have instead been considered by the full Board of Directors. The Audit Committee currently consists of Messrs. Riddle (Chairman), Hodel and Hinz. The Audit Committee's responsibilities are generally to assist the board in fulfilling its legal and fiduciary responsibilities relating to accounting, audit and reporting policies and practices of the company and its subsidiaries. The Audit Committee also, among other things, oversees the company's financial reporting process, recommends to the board of directors the engagement of the company's independent auditors, monitors and reviews the quality, activities and functions of its independent auditors, and monitors the adequacy of the company's operating and internal controls as reported by management and internal auditors. The board of directors has adopted a written charter for the Audit Committee. The Audit Committee charter is included as Appendix A to this Proxy Statement. The members of the Audit Committee are independent directors as defined under the National Association of Securities Dealers' listing standards.

    Since its inception in April 1999, all decisions that would otherwise have been considered by the Compensation Committee have instead been considered by the full board of directors. Accordingly, the Compensation Committee held no meetings during 2000. In the future, the Compensation Committee expects to meet annually and additional times as are necessary or advisable to achieve the purposes of the committee. The Compensation Committee currently consists of Messrs. Hinz (Chairman) and Schuchert. The Compensation Committee is authorized to review and approve compensation, including non-cash benefits, and severance arrangements for the company's officers and senior employees and to recommend to the board salaries, remuneration and other forms of additional compensation and benefits as it deems necessary. The Compensation Committee also administers the company's 1999 Stock Incentive Plan. The Stock Option Committee was established in February 2000 and currently consists of Messrs. Hinz (Chairman), Hodel and Riddle. The Stock Option Committee is authorized to make grants of stock options under the company's 1999 Stock Incentive Plan to employees of the company.

    All of the directors serving on the Audit Committee, the Compensation Committee and the Stock Option Committee are directors who are not employees of the company.

MEETINGS OF THE BOARD OF DIRECTORS

    There were four meetings of the board of directors in 2000. During 2000, Mr. Schuchert attended 25% of the meetings of the board of directors. Each of the other directors attended all of the meetings of the board of directors.

COMPENSATION OF DIRECTORS

    Directors' Fees.  Officers of Salem who also serve as directors do not receive compensation for their services as directors other than the compensation they receive as officers of Salem. Directors of Salem who are not also officers or employees of Salem receive $2,500 for each regular or special meeting of the board of directors and $500 for each regular or special meeting of any committee established by the board of directors (unless such committee meeting is held on the same day as a regular or special meeting of the board of directors). Directors of Salem are entitled to reimbursement of their reasonable out-of-pocket expenses in connection with their travel to and attendance at board and board committee meetings.

EXECUTIVE OFFICERS

    Set forth below are the executive officers of the company, together with the positions currently held by those persons, as of April 20, 2001. The executive officers are elected annually and serve at the pleasure of the company's board of directors; however, the company has entered into employment agreements with Messrs. Atsinger and Epperson, which agreements are described under "COMPENSATION AND OTHER INFORMATION—Employment Agreements," below.

Name of Officer	Age	Position Held with the Company
Stuart W. Epperson	64	Chairman of the Board
Edward G. Atsinger III	61	President, Chief Executive Officer and Director
David A. R. Evans	38	Senior Vice President and Chief Financial Officer
Joe D. Davis	56	Senior Vice President, Operations
George Toulas	49	Senior Vice President, Special Projects
Jonathan L. Block	34	Vice President, General Counsel
Eileen Hill	37	Vice President, Finance and Accounting
Rob Adair	43	Vice President, Operations
Dave Armstrong	54	Vice President, Operations and General Manager/KKLA-FM, KLTH-AM, KLTX-AM and KIEV-AM
Kenneth L. Gaines	61	Vice President, Operations
David Ruleman	54	Vice President, Operations and General Manager/WAVA-FM, WITH-AM and WABS-AM
Greg R. Anderson	53	President, Salem Radio Network
James R. Cumbee	47	President, Non-Broadcast Media
John W. Styll	48	President, CCM Communications, Inc.

    Set forth below is certain information concerning the business experience during the past five years of each of the individuals named above (other than Messrs. Atsinger, Epperson and Halvorson see "—Directors," above).

    Mr. Evans has been Senior Vice President and Chief Financial Officer of Salem since September 2000. From 1997 to 2000 Mr. Evans served as Senior Vice President and Managing Director—Europe, Middle East, Africa of Warner Bros. Consumer Products in London, England. He

also served at Warner Bros. Consumer Products in Los Angeles, California, as Senior Vice President—Latin America, International Marketing, Business Development from 1996 to 1997 and Vice President—Worldwide Finance, Operations, Business Development from 1992 to 1996. From 1990 to 1992 he served as Regional Financial Controller—Europe of Warner Bros. in London, England. Prior to 1990, Mr. Evans was an audit manager with the C.P.A. firm of Ernst & Young in Los Angeles and worked as a UK Chartered Accountant for Ernst & Young in London.

    Mr. Davis has been Senior Vice President of Salem since August, 2000. Prior to that time Mr. Davis was Vice President Operations of Salem since 1996 and General Manager of WMCA-AM since 1989. He was also the General Manager of WWDJ-AM since 1994. He has previously served as Vice President and Executive Director of Christian Fund for the Disabled as well as President of Practice Resources, Inc., Davis Eaton Corporation and Vintage Specialty Advertising company.

    Mr. Toulas has been Senior Vice President of Salem since August 2000. Mr. Toulas was Senior Vice President of the Saturn Division of Chancellor Media Corporation from 1997 to 2000. Prior to that time, Mr. Toulas spent 10 years with American Media Inc., where he held management positions at WOCL-FM in Orlando, Florida, WUBE-FM in Cincinnati, Ohio and WLIF-FM in Baltimore, Maryland.

    Jonathan L. Block, Esq. has been General Counsel to the company since May of 2000, Vice President of the company since 1999 and Secretary of the company since 1997. From 1995 to 2000 Mr. Block served as Associate General Counsel to the company. From 1993 to 1995, Mr. Block was an associate at the law firm of Bothel, Long & McKisson in San Francisco, California. Mr. Block is a 1993 graduate of the University of California, Hastings College of the Law. From 1998 to 2000, Mr. Block taught business law at Pepperdine University and currently serves on the Corporate Law Committee of the Business Law Section of the California State Bar.

    Ms. Hill has been Vice President, Finance and Accounting of Salem since February 2000. From 1997 to 2000 she served as Vice President and Controller. She was Controller of Salem from 1996 to 1997. Ms. Hill joined Salem in 1994 as Accounting/Tax Manager. Prior to 1994 Ms. Hill was a Certified Public Accountant for the tax department of Ernst & Young.

    Mr. Adair has been Vice President, Operations for Salem since August 2000. Prior to working for Salem, Mr. Adair was Senior Vice President at Renda Broadcasting. (Adair's career includes 14 years in Oklahoma City with WKY Radio and KTOK Radio where he served in sales, sales management and was the General Manager of the Oklahoma State University Sports Network.)

    Mr. Armstrong has been Vice President—Operations of Salem since 1996 and General Manager of KKLA-FM and KLTH-AM since 1994. He has also supervised operations of KLTX-AM since 1997 and of KIEV-AM since 1998. Mr. Armstrong has 28 years of radio broadcast experience and has been general manager of stations in Santa Ana and Orange, California.

    Mr. Gaines has been Vice President—Operations of Salem since 1994. Prior to that time, he served as General Manager of KKLA-FM from 1992 to 1994 and General Manager of WYLL-FM from 1990 to 1992. Mr. Gaines has been involved in the management of radio stations since 1964. He served as Executive Vice President of Commonwealth Communications from 1988 to 1990, Vice President of Penn Communications from 1985 to 1988, Executive Vice President of Broadstreet Communications from 1974 to 1985 and Vice President and General Manager of Metromedia from 1964 to 1974.

    Mr. Ruleman has been Vice President—Operations of Salem since 1999 and General Manager of WAVA-FM since 1992, WITH-AM since 1997 and WABS-AM since 2000. He was General Manager of KPRZ-AM from 1986 to 1992. From 1973 to 1986, Mr. Ruleman served as Vice President of Palomar Broadcasting Corporation, a group owner of radio stations in Southern California.

    Mr. Anderson has been President of Salem Radio Network® since 1994. From 1993 to 1994, Mr. Anderson was the Vice President-General Manager of the network. Mr. Anderson was employed by Multimedia, Inc. from 1980 to 1993. After serving as program director and general manager at Multimedia stations in Greenville, Shreveport and Milwaukee, he was named Vice President, Operations, of the Multimedia radio division in 1987 and was subsequently appointed as Executive Vice President and group head of Multimedia's radio division.

    Mr. Cumbee has been the President of Non-Broadcast Media of Salem since January 2000. He was the President of Reach Satellite Network, Inc. in Nashville, Tennessee from 1996 through 1999. From 1990 to 1996 he served as Vice President of Disney Vacation Development Company.

    Mr. Styll founded Praise Productions, the predecessor of CCM Communications, Inc., in 1978 and has served as the President of CCM Communications, Inc. since its incorporation in 1979. He served as President of the Gospel Music Association from 1991 to 1994 and as President of the Christian Music Trade Association from 1996 to 1998. Mr. Styll is a member of the National Academy of Recording Arts and Sciences.

COMPENSATION AND OTHER INFORMATION

  Summary Compensation Table

    The following table sets forth all compensation paid by the company for 2000, 1999 and 1998 to the company's Chief Executive Officer and the four highest paid executive officers of the company serving as of December 31, 2000 (the "Named Executive Officers").

		Annual Compensation
Name and Principal Positions	Year	Salary	Bonus		Other Annual Compensation			All Other Compensation
Edward G. Atsinger III President, Chief Executive Officer and Director	1999 1998 1997	$516,667 400,000 400,000	$	— 250,000 —	$	— — 1,281,192	(1)	$	— — —
Stuart W. Epperson Chairman of the Board	1999 1998 1998	516,667 400,000 400,000		— 288,000 —		— — 1,281,192	(1)		— — —

(1)
Represents tax reimbursement payments made to satisfy individual federal and state income tax liabilities generated by subsidiaries New Inspiration Broadcasting Company, Inc. and Golden Gate Broadcasting Company, Inc. as a result of their S corporation status. Of the 1997 amounts, approximately $390,000 was paid to each executive as distributions from New Inspiration and Golden Gate. See the company's Consolidated Statements of Stockholders' Equity included in the Annual Report to Stockholders furnished with this Proxy Statement.

(2)
Includes employer matching contributions to Mr. Halvorson's 401(k) account, a grant of 75,000 shares of Class A common stock at fair market value of $900,000 and a cash bonus paid equal to the individual income tax liability incurred by Mr. Halvorson in connection with the stock grant.

(3)
Represents employer matching contributions to individuals' 401(k) accounts.

(4)
Includes employer matching contributions to Mr. Halvorson's 401(k) account, cancellation of $25,000 indebtedness owed to the company by Mr. Halvorson and accrued interest of $7,420 and a distribution to Mr. Halvorson of $30,155, an amount equal to the tax liability incurred by Mr. Halvorson as a result of cancellation of this debt.

1999 Stock Incentive Plan and Stock Option Grants

    On May 26, 1999, the company adopted the 1999 Stock Incentive Plan, designed to provide incentives relating to equity ownership to plan participants including present and future directors, officers, employees, consultants and advisors of Salem and its subsidiaries as may be selected by the board of directors or a board committee that the board may appoint to administer the plan. Awards under the 1999 Stock Incentive Plan may be granted in the form of stock options, restricted stock, stock appreciation rights, stock payments, dividend equivalents, stock bonuses, stock sales, phantom stock and/or other stock-based benefits. An aggregate of 1,000,000 shares of Class A common stock were reserved for issuance under the plan. Options generally vest over 5 years and have a maximum term of 10 years. The plan provides that vesting may be accelerated in certain corporate transactions of the company.

    Effective as of the first public offering of the company's Class A common stock on July 1, 1999 and subsequent thereto through December 31, 1999, the company granted stock options under the plan for the purchase of an aggregate of up to 304,500 shares of Class A common stock. The options were granted to selected directors, executive officers and employees of Salem. Twenty percent (20%) of such options have vested.

    The following table sets forth information regarding grants of stock options by the company during fiscal 2000 to the Named Executive Officers.

Option Grants in Last Fiscal Year

	Initial Grants
	Number of Shares of Class A Common Stock Underlying Options Granted (#)
					Potential Realizable Value of Assumed Annual Rates of Stock Price Appreciation for Option Term
		Percent of Total Options Granted to Employees in Fiscal Year
			Exercise or Base Price ($/SH)
Name				Expiration Date	5% ($)	10% ($)	FMV At Grant
Jim Cumbee	30,000	27.3%	22.50	02/10/2010	192,386	706,168	$17.85
David A.R. Evans	25,000	22.7%	11.50	09/15/2010	180,807	458,201	11.50
Rob Adair	15,000	13.6%	13.00	08/01/2010	98,201	271,874	12.00
George Toulas	15,000	13.6%	13.00	08/01/2010	98,201	271,874	12.00

Employment Agreements

    Edward G. Atsinger III and Stuart W. Epperson entered into employment agreements with Salem effective as of August 1, 1997 and as amended effective as of May 19, 1999, pursuant to which Mr. Atsinger will serve as President and Chief Executive Officer of Salem and Mr. Epperson will serve as chairman of Salem for an initial period expiring July 31, 2001. Pursuant to the employment agreements, each of Messrs. Atsinger and Epperson will be paid an annual base salary and an annual bonus determined at the discretion of the board of directors. Effective as of January 1, 2000, the annual base salary payable to each of Messrs. Atsinger and Epperson is $500,000. Messrs. Atsinger's and Epperson's employment agreements provide that, in the event of a termination of employment by Salem without cause (or a constructive termination by Salem) during the initial term of employment, Salem will pay a severance benefit in the form of salary continuation payments for the longer of six months or the remainder of the initial term, plus accrued bonus through the date of termination. Following the initial term of employment, a termination of employment by Salem without cause (or a constructive termination by Salem) or a failure by Salem to renew the initial or any subsequent term of employment for an additional annual term would entitle Messrs. Atsinger and Epperson to three months of severance plus accrued bonus through the date of termination.

    Additionally, the employment agreements with Messrs. Atsinger and Epperson provide Salem with a right of first refusal on corporate opportunities, which includes acquisitions of radio stations in any market in which Salem is interested, and includes a noncompete provision for a period of two years from the cessation of employment with Salem and a nondisclosure provision which is effective for the term of the employment agreement and indefinitely thereafter.

401(k) Plan

    The company adopted a 401(k) savings plan in 1993 for the purpose of providing, at the option of the employee, retirement benefits to full-time employees of the company and its subsidiaries. Participants are allowed to make nonforfeitable contributions to the savings plan of up to 15% of their annual salary, but may not exceed the annual maximum contribution limitations established by the Internal Revenue Service. The company currently matches 25% of the amounts contributed by each participant but does not match participants' contributions in excess of 6% of their compensation per pay period. The company made a contribution of $320,000 to the 401(k) savings plan during 2000.

Compensation Committee Interlocks and Insider Participation

    The company's Compensation Committee consists of Messrs. Hinz (Chairman) and Schuchert. Neither member is, or formerly was, an officer or employee of the company or any of its subsidiaries and neither had any relationship with the company requiring disclosure herein under applicable rules. In addition, to the company's knowledge, no executive officer or director of Salem has served as a director or a member of the compensation committee of another entity that requires disclosure herein under applicable rules.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The company's compensation program is administered by the Compensation Committee of the board of directors, which is composed of two outside, non-employee directors. Following review and approval by the Compensation Committee, issues pertaining to compensation benefits and severance arrangements for the company's key executives are submitted to the full board of directors for approval.

    The following is the Compensation Committee report addressing the compensation of the company's key executive officers for the 2000 fiscal year.

Report of the Compensation Committee

    The primary function of the Compensation Committee is to oversee Salem's policies relating to executive compensation. The Compensation Committee's primary objectives are to attract and retain qualified individuals by providing competitive compensation and to encourage key management employees to conduct the affairs of the company in a manner that will directly benefit the company and its stockholders.

    The Compensation Committee's policy is to establish fair and competitive base salaries for the company's key executives. In fulfilling this role, the Compensation Committee intends to compare the salaries of Salem's executives with those with similar responsibilities at companies that are considered to be comparable in term of assets, net worth, revenue and operating cash flow. The Compensation Committee intends also to analyze the impact of a key executive's individual performance with respect to matters important to the interests of Salem and believes that outstanding performance merits increases in base salary, bonus consideration and stock-based incentives. The Compensation Committee believes that a direct relationship between an executive's compensation and that executive's contribution to the company's interests best serves the company's stockholders.

    Accordingly, the following principles are inherent in all of the Compensation Committee's considerations regarding compensation for key executives:

      1.  In order to attract and retain highly qualified and experienced personnel necessary to fulfill the objectives of the company, Salem must offer competitive compensation, including a competitive base salary, cash bonus incentives and stock-based incentives;

      2.  Cash compensation in excess of the employee's base salary should be tied to the individual's performance, the performance of the business unit for which the employee is responsible and the overall performance of the company; and,

      3.  The financial interest of the key executives of the company should be closely aligned with the financial interests of the company's stockholders.

    In 2000, the four primary forms of compensation paid or awarded to Salem's key management personnel were salary, cash bonuses, stock options and a stock grant. The base salaries for the Chairman and Chief Executive Officer in 2000 were provided for in their respective employment agreements with Salem. The Chairman's base salary for 2000 was $500,000. The Chief Executive Officer's base salary in 2000 was $500,000. Salary for all other key executives is reviewed periodically and adjusted as warranted in accordance with the company's principles regarding executive compensation outlined above.

    All additional cash compensation paid to key management employees in 2000 was tied to the performance of the individual, the business unit for which they were responsible and the company. The employment agreements for the Chairman and Chief Executive Officer each provide for additional cash bonuses that may be paid to such executive officers at the sole discretion of the board of directors. In 2000, neither the Chairman nor Chief Executive Officer received any cash bonus.

    The Compensation Committee believes that ownership of the Company's stock by key management more closely aligns the interest of key management to that of stockholders. In connection with the initial public offering in July, 1999, stock options were granted to the company's executives and other key employees. In 2000, with the hiring of key employees of the Company and to further incent key employees, additional stock options have been granted. The stock options granted to the executives and other key employees in 2000 generally vest over 4 years and have an exercise price at an amount equal to or exceeding the fair market price of Salem's stock at the time of the grant. This approach is designed to increase stockholder value over a long term, since the full benefit of the compensation package cannot be realized unless the stock price appreciation occurs over a number of years.

    The Internal Revenue Code ("Code") contains a provision that limits the tax deductibility of certain compensation paid to certain executive officers and disallows the deductibility of certain compensation in excess of $1,000,000 per year unless the compensation is considered "performance-based" pursuant to the rules established in the Code. Salem's policies and practices generally ensure the maximum deduction possible under the Code; however, the company reserves the right to forego any and all of the tax deduction if it is believed to be in the best overall interest of Salem and its stockholders.

                      COMPENSATION COMMITTEE
                      Roland S. Hinz (Chairman)
                      Joseph S. Schuchert

    The report of the Compensation Committee shall not be deemed incorporated by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that the company specifically incorporates this information by reference and shall not otherwise be deemed filed under such Acts.

Stock Price Performance Graph

    The graph below compares the cumulative total stockholder return of the company's Class A common stock with the cumulative total return of the Nasdaq National Market System equity index and the Paul Kagan Associates, Inc. Broadcasting Average index since July 1, 1999, when the company's Class A common stock was first registered under the Exchange Act, through December 31, 1999. The company's Class B common stock is not publicly traded and is not registered. The graph assumes that the value of an investment in the Company's Class A common stock and each index was $100 on July 1, 1999 and that any dividends were reinvested. No cash dividends have been declared on the company's Class A common stock since the initial public offering. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

COMPARISON OF CUMULATIVE RETURN(1)

    The stock price performance graph above shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that the company specifically incorporates this information by reference and shall not otherwise be deemed filed under such Acts.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information regarding the beneficial ownership of the company's Class A and Class B common stock as of April 1, 2000, by (i) each person believed by the company to be the beneficial owner of more than 5% of either class of the outstanding Class A or Class B common stock, (ii) each director, (iii) each of the Chief Executive Officer and the four most highly compensated executive officers of the company who were serving as executive officers at December 31, 1999 and (iv) all directors and executive officers as a group.

							Percent of Votes of All Classes of Common Stock(2)
	Class A Common Stock			Class B Common Stock
Name and Address(1)	Number		% Vote(2)	Number		% Vote(2)
Stuart W. Epperson				2,776,848	(4)	50.00%	43.49%
Nancy A. Epperson				2,776,848	(4)	50.00%
Edward G. Atsinger III				2,776,848	(5)	50.00%
Eric H. Halvorson			*	0		*	*
Roland S. Hinz		(7)	*	0		*	*
Donald P. Hodel	0		*	0		*	*
Richard A. Riddle	53,667	(8)	*	0		*	*
Joseph S. Schuchert	5,000		*	0		*	*
Dave Armstrong	100		*	0		*	*
All directors and executive officers as a group (16 persons)	8,687,797		48.53%	5,553,696		100.00%	100.00%

*
Less than 1%.

(1)
The address for each person is c/o Salem Communications Corporation, 4880 Santa Rosa Road, Suite 300, Camarillo, California 93012.

(2)
Percentage voting power is based upon 17,902,392 shares of Class A common stock and 5,553,696 shares of Class B common stock all of which were outstanding as of April 1, 2000, and the general voting power of one vote for each shares of Class A common stock and ten votes for each share of Class B common stock. For information regarding voting power, see the section of this Proxy Statement entitled "INFORMATION REGARDING VOTING AT THE ANNUAL MEETING—Record Date and Voting."

(3)
Includes shares of Class A common stock held by a trust of which Mr. Epperson is trustee and held directly by Mr. Epperson. As husband and wife, Mr. and Mrs. Epperson are each deemed to be the beneficial owner of shares held by the other and, therefore their combined beneficial ownership is shown in the table.

(4)
Includes shares of Class B common stock held directly by Mr. Epperson and shares held directly by Mrs. Epperson.

(5)
These shares of Class A and Class B common stock are held by trusts of which Mr. Atsinger is trustee.

(6)
These shares of Class A common stock are held by trusts for which Mr. Halvorson and his wife are trustees.

(7)
Includes 44,444 shares of Class A common stock held by a trust for which Mr. Hinz and his wife are trustees, 1,411 shares held by his wife and 444 shares held by his son. Mr. Hinz disclaims beneficial ownership of shares of Class A common stock held by his wife and his son.

(8)
Includes 44,778 shares of Class A common stock held by a trust for which Mr. Riddle is trustee.

RELATED PARTY TRANSACTIONS

Certain Loan Transactions

    In 1997, the company purchased split-dollar life insurance policies for its then-sole shareholders, Messrs. Atsinger and Epperson. Mr. Epperson selected a policy in the amount of $20 million while Mr. Atsinger selected a policy in the amount of $40 million, resulting in a premium difference of $94,000 between the two policies, which difference was paid to Mr. Epperson in cash in the form of an interest-free loan. The loan will be called upon payment by Mr. Atsinger of $94,000 to the company. In 1998, the company purchased one-year split-dollar life insurance policies in the amount of $20 million for each of Messrs. Atsinger and Epperson.

Leases With Principal Stockholders

    The company leases the studios and tower and antenna sites described in the table below from Messrs. Atsinger and Epperson or trusts and partnerships created for the benefit of Messrs. Atsinger and Epperson and their families. All such leases have cost of living adjustments. Based upon management's assessment and analysis of local market conditions for comparable properties, the company believes that such leases do not have terms that vary materially from those that would have been available from unaffiliated parties.

Market	Station Call Letters	Facilities Leased	Current Rental Annual	Expiration Date(1)
Leases with both Messrs. Atsinger and Epperson:
Los Angeles, CA	KEZY-AM(2)	Antenna/Tower	$48,492	2002
Chicago, IL	WYLL-FM	Antenna/Tower	128,625	2009
San Francisco, CA	KFAX-AM	Antenna/Tower	152,700	2003
Philadelphia, PA	WFIL-AM/ WZZD-AM	Antenna/Tower/Studios	117,516	2004
Houston-Galveston, TX	KENR-AM KTEK-AM	Antenna/Tower Antenna/Tower	33,744 17,604	2005 2008
Seattle-Tacoma, WA	KGNW-AM KLFE-AM	Antenna/Tower Antenna/Tower	38,196 27,768	2002 2004
Minneapolis-St. Paul, MN	KKMS-AM/KYCR-AM	Antenna/Tower/Studios	141,624	2006
Pittsburgh, PA	WORD-FM	Antenna/Tower	28,464	2003
Denver-Boulder, CO	KRKS-AM/ KNUS-AM	Antenna/Tower Antenna/Tower	60,000 19,716	2009 2006
Cleveland, OH	WHK-AM	Antenna/Tower	35,724	2008
Portland, OR	KPDQ-AM/FM	Office/Studios Antenna/Tower	64,644 14,688	2002 2002
Cincinnati, OH	WTSJ-AM	Antenna/Tower	12,756	2007
Sacramento, CA	KFIA-AM	Antenna/Tower	86,496	2006
San Antonio, TX	KSLR-AM	Antenna/Tower Antenna/Tower	34,730 9,000	2007 2009
Akron, OH	WHLO-AM	Antenna/Tower	12,756	2007
Canton, OH	WHK-FM	Antenna/Tower	12,756	2007

			$1,097,999

Lease with Mr. Atsinger:
San Diego, CA	KPRZ-AM	Antenna/Tower	49,572	2002

			$1,147,571

(1)
The expiration date reported for certain facilities represents the expiration date assuming exercise of lease term extensions at Salem's option.

(2)
The company sold the radio station on August 22, 2000 and assigned its obligation under the lease to the new owner of the radio station.

    Rental expense paid by the company to Messrs. Atsinger and Epperson or trusts or partnerships created for the benefit of their families for 2000 amounted to approximately $1,300,000. Rental expense paid by the company to Mr. Atsinger or trusts created for the benefit of his family for 2000 amounted to approximately $50,000.

Radio Stations Owned by the Eppersons

    Nancy Epperson, the wife of our Chief Executive Officer, Stuart W. Epperson, has personally acquired four radio stations in the Norfolk-Virginia Beach-Newport News, Virginia market. Additionally, Mr. Epperson has personally acquired certain radio stations in the Greensboro-Winston-Salem, North Carolina market. These Virginia and North Carolina markets are not currently served by stations owned and operated by the company. Acquisitions in such markets are not part of the company's current business and acquisition strategies. Under his employment agreement, Mr. Epperson is required to offer the company a right of first refusal of opportunities related to the company's business.

WGTK-AM

    In October 2000 the company purchased radio station WGTK-AM, Louisville, Kentucky, for $1,750,000 from Truth Broadcasting Corporation owned by Stuart W. Epperson, Jr. The company received an independent appraisal of the radio station indicating that the price paid by the company for the radio station was no less favorable to the Company than would have been available in a comparable transaction in arm's-length dealing with an unrelated third party.

KLTX-AM

    In August 2000 the company sold radio station KLTX-AM, Long Beach, California, for $29,500,000 to a company owned by Mr. Roland S. Hinz. The company received an independent appraisal of the radio station indicating that the price paid by the company for the radio station was no less favorable to the Company than would have been available in a comparable transaction in arm's length dealing with an unrelated third party.

Transportation Services Supplied `By Atsinger Aviation

    From time to time, Salem rents an airplane and a helicopter from Atsinger Aviation LLC, which is owned by Mr. Atsinger. As approved by the independent members of Salem's board of directors, Salem rents these aircraft on an hourly basis at below-market rates and uses them for general corporate needs. In 2000, the company paid $149,000 to Atsinger Aviation for airplane and helicopter rental.

ELECTION OF DIRECTORS

    At the Annual Meeting, stockholders of the company will be asked to vote on the election of seven directors. Two nominees are nominated as "Independent Directors" and shall be elected by the holders of Class A common stock as a class, exclusive of all the Class B stockholders. Donald P. Hodel and Joseph S. Schuchert have been nominated as the Independent Directors. The nominees receiving the highest number of votes of shares entitled to vote for such directors at the Annual Meeting will be elected directors of the company. To fill these board positions, unless indicated to the contrary, the enclosed proxy will be voted FOR the nominees listed below, and listed on the enclosed proxy card for whom the stockholder is entitled to vote. All directors elected at the Annual Meeting will be elected to one-year terms and will serve until the annual meeting of stockholders to be held in the year 2001 and until their successors have been duly elected and qualified.

    Set forth below are the names of persons nominated by the company's board of directors for election as directors at the Annual Meeting. Your proxy, unless otherwise indicated, will be voted FOR each of the directors for whom you are entitled to vote, that is, as a Class A common stock holder

FOR Messrs. Epperson, Atsinger, Halvorson, Hinz, Hodel, Riddle and Schuchert; and as a Class B common stock holder FOR Messrs. Epperson, Atsinger, Halvorson, Hinz and Riddle. For a description of the nominees principal occupation and business experience during the last five years and present directorships, please see "DIRECTORS AND EXECUTIVE OFFICERS—Directors," above.

Name	Current Occupation	First Became Director of Company	Term as Company Director Expires
Stuart W. Epperson	Chairman of the Board of Salem	1986	2001
Edward G. Atsinger III	President and Chief Executive Officer of Salem	1986	2001
Eric H. Halvorson	Executive Vice President, Chief Operating Officer and General Counsel of Salem	1988	2001
Roland S. Hinz	Owner, President and Editor-in-Chief of Hi-Torque Publishing	1997	2001
Donald P. Hodel	Managing Director of Summit Group International Ltd.	1999	2001
Richard A. Riddle	Consultant/Independent Businessman	1997	2001
Joseph S. Schuchert	Chairman of Kelso & Company, Inc.	1999	2001

    The company has been advised by each nominee named in this Proxy Statement that he is willing to be named as such herein and is willing to serve as a director if elected. However, if any of the nominees should be unable to serve as a director, the enclosed proxy will be voted in favor of the remainder of those nominees not opposed by the stockholder on such proxy and may be voted for a substitute nominee selected by the board of directors.

THE COMPANY'S RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

    Ernst & Young LLP has been the independent certified public accounting firm for the company since 1991, and has been selected by the company to continue to serve as the accountants for the company for 2001. Representatives of Ernst & Young LLP are expected to attend the Annual Meeting with an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

STOCKHOLDERS' PROPOSALS FOR 2001 PROXY STATEMENT

    Any stockholder of the company wishing to have a proposal considered for inclusion in the company's proxy solicitation materials relating to the company's 2001 annual meeting of stockholders must, in addition to other applicable requirements, give notice of such proposal in writing to the Corporate Secretary of the company at its principal executive offices and such notice must be received on or before December 28, 2001. The proposal may be included in next year's proxy statement if it complies with certain rules and regulations promulgated by the Securities and Exchange Commission. The board of directors will review proposals from eligible stockholders which it receives by December 28, 2001 and will determine whether any such proposal will be included in its 2001 proxy solicitation materials.

OTHER MATTERS

    At the time of preparation of this Proxy Statement, the board of directors of the company was not aware of any other matters to be brought before the Annual Meeting. No eligible stockholder had submitted notice of any proposal 90 days before the date of the Annual Meeting. However, if any other matters are properly presented for action, in the absence of instructions to the contrary, it is the intention of the persons named in the enclosed form of proxy to vote, or refrain from voting, in accordance with their respective best judgment on such matters.

    Pursuant to the Bylaws of Salem, only such business shall be conducted, and only such proposals shall be acted upon at an annual meeting of stockholders as are properly brought before the meeting. For business to be properly brought before an annual meeting by a stockholder, in addition to any other applicable requirements, timely notice of the matter must first be given to the Corporate Secretary. To be timely, a stockholder's written notice must be delivered to the Corporate Secretary at the company's principal executive offices not later than the 90th day nor earlier than the 120th day prior to the first anniversary of the preceding annual meeting; provided, however, that in the event the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, then notice of the stockholder proposal must be delivered to the Corporate Secretary not earlier than the 120th day nor later than the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made. If such proposal is for a nominee for director, such stockholder's notice must set forth with respect to such director nominee all of the information relating to such person that is required to be disclosed in solicitations for elections of directors under the rules of the Securities and Exchange Commission; for any stockholder proposal, the notice must comply with Section 2.2 of Article II of the company's Bylaws (a copy of which is available upon request to the Corporate Secretary of the company), which section requires that the notice contain a brief description of such proposal and the reasons for conducting such business at the annual meeting, the name and address, as they appear on the company's books, of the stockholder making such proposal, the number of shares of Class A and Class B common stock beneficially owned by such stockholder and any material interest of such stockholder in such proposal.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Pursuant to Section 16(a) of the Exchange Act and the rules promulgated thereunder and requirements of the National Association of Securities Dealers, officers and directors of the company and persons who beneficially own more than 10% of the common stock of the Company are required to file with the Securities and Exchange Commission and the National Association of Securities Dealers and furnish to the company reports of ownership and change in ownership with respect to all equity securities of the company.

    Based solely on its review of the copies of such reports received by it during or with respect to the year ended December 31, 2000 and/or written representations from such reporting persons, the company believes that its officers, directors and ten-percent stockholders complied with all Section 16(a) filing requirements applicable to such individuals, except that the individuals listed in the following table were not timely in reporting [list.]

ANNUAL REPORT ON FORM 10-K

    The company's Annual Report to Stockholders for the year ended December 31, 2000, including audited financial statements, is being mailed to stockholders along with these proxy materials. The company's Annual Report on Form 10-K for the year ended December 31, 2000 as filed with the Securities and Exchange Commission (without exhibits) is available to stockholders without charge upon written request to the company. Exhibits to the Annual Report on Form 10-K may be obtained from the company upon payment of the company's reasonable expenses to furnish such exhibits. To obtain any such exhibits, contact Jonathan L. Block, Salem Communications Corporation, 4880 Santa Rosa Road, Suite 300, Camarillo, California 93012.

                      By order of the board of directors

                      [Specimen signature]

                      JONATHAN L. BLOCK
                       Corporate Secretary

Camarillo, California
April 27, 2000

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.
NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

    If you have any questions, or have any difficulty voting your shares, please contact Jonathan L. Block of Salem at (805) 987-0400.

APPENDIX A

SALEM COMMUNICATIONS CORPORATION

  AUDIT COMMITTEE CHARTER

1. Organization

    This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. For purposes hereof, "independent" shall mean a director who meets the National Association of Securities Dealers, Inc. ("NASD") definition of independence. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, and at least one member shall have accounting or related financial management expertise, both as provided in the NASD Rules.

2. Statement of Policy

    The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

3. Responsibilities and Processes

    The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

    The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

  •
  The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall review the written statement from the outside auditor of the Company concerning any relationships between the auditor and the Company or any other relationships that may adversely affect the independence of the auditor and assess the independence of the outside auditor as required under Independence Standards Board

A-1

    Standard 1. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors, subject to shareholders' approval.

  •
  The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management, the internal auditors, the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

  •
  The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

  •
  The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

4. Meetings

    The audit committee shall meet as often as may be deemed necessary or appropriate in its judgment, generally four times each year, either in person or telephonically. The audit committee shall meet in executive session with the independent auditors at least annually. The audit committee shall report to the full board of directors with respect to its meetings. The majority of the members of the audit committee shall constitute a quorum.

A-2

FORM OF PROXY CARD

SALEM COMMUNICATIONS CORPORATION
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 24, 2000
Solicited on Behalf of the Board of Directors

    The undersigned authorizes Eric H. Halvorson and Jonathan L. Block, and each of them individually, with power of substitution, to vote and otherwise represent all of the shares of Class A and Class B Common Stock of Salem Communications Corporation, (the "Company"), held of record by the undersigned, at the Annual Meeting of Stockholders of the Company to be held at the Hyatt Westlake Hotel, 880 South Westlake Boulevard, Westlake Village, California, on Wednesday, May 24, 2000 at 10:00 a.m. local time, and any adjournment(s) thereof, as indicated on the reverse side hereof.

    The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated in each case, April 28, 2000. All other proxies heretofore given by the undersigned to vote shares of the Company's Class A or Class B Common stock are expressly revoked.

    The shares represented by this proxy will be voted as described on the reverse hereof by the stockholder. If not otherwise directed, this proxy will be voted FOR the election as directors of all nominees nominated in Item 1 for which the stockholder is entitled to vote.

(Continued, and to be signed and dated on the reverse side.)

The Board of Directors recommends a vote "FOR"

1.	To elect seven (7) members to the Board of Directors of Salem:	FOR all nominees /x/ listed below for whom stockholder is entitled to vote†	WITHHOLD /x/ AUTHORITY to vote for all nominees listed below for whom stockholder is entitled to vote†	EXCEPTIONS /x/

Nominees:	Edward G. Atsinger III	Eric H. Halvorson	Roland S. Hinz	Donald P. Hodel†
	Stuart W. Epperson	Richard A. Riddle	Joseph S. Schuchert†

†	Messrs. Schuchert and Hodel are nominated as independent directors; only holders of Class A Common Stock are entitled to vote on the election of the two independent directors.

(INSTRUCTIONS. To withhold authority to vote for any individual nominee, mark the Exceptions box and write that nominee's name in the space provided below.)

*Exceptions

2.	At their discretion, the proxies are authorized to consider and vote upon such other business as may properly come before the meeting or any adjournment thereof.
I plan to attend the /x/ Annual Meeting
ADDRESS AREA	Change of Address and /x/ or comments Mark Here
Please sign exactly as your name appears hereon. When signing in a representative capacity, please give full title.
Date: , 2000

Signature
Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.	Votes MUST be indicated /x/ (x) in Black or Blue ink.

QuickLinks

DIRECTORS AND EXECUTIVE OFFICERS
COMPENSATION AND OTHER INFORMATION
Option Grants in Last Fiscal Year
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
COMPARISON OF CUMULATIVE RETURN(1)
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
RELATED PARTY TRANSACTIONS
ELECTION OF DIRECTORS
THE COMPANY'S RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
STOCKHOLDERS' PROPOSALS FOR 2001 PROXY STATEMENT
OTHER MATTERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
ANNUAL REPORT ON FORM 10-K
APPENDIX A SALEM COMMUNICATIONS CORPORATION